UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Fortune Rise Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FORTUNE RISE ACQUISITION CORPORATION

13575 58th Street North

Suite 200

Clearwater, Florida 33760

AMENDMENT TO THE PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

This amendment, dated March 22, 2023, amends and supplements the proxy statement of Fortune Rise Acquisition Corporation, a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on March 21, 2023 (the “Proxy Statement”). The Proxy Statement relates to the Company’s Special Meeting of Stockholders, which is scheduled to be held April 10, 2023, at 10:00 a.m., Eastern Time (the “Special Meeting”). As described in the Proxy Statement, the Proxy Card provided included a typographical error by stating that Proposal No. 2 as “Extension Amendment Proposal” when it should have read “Adjournment Proposal.” This amendment includes a corrected version of the Proxy Card to correct the typographical error. Except as described in this amendment, the information provided in the Proxy Statement continues to apply. If information in this amendment differs from or updates information contained in the Proxy Statement, then the information in this amendment is more current and supersedes the different information contained in the Proxy Statement. THIS AMENDMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. Eastern Time on April 9, 2023. CONTROL # VOTE BY EMAIL Mark, sign and date your proxy card and return it to vote@vstocktransfer.com VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Special Meeting of Stockholders Proxy Card - Fortune Rise Acquisition Corporation DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL LISTED PROPOSALS 1. Extension Amendment Proposal Amend the Company's amended and restated certificate of incorporation to extend, upon the request of Fortune Rise Sponsor, LLC and approval by the Company's Board of Directors, the period of time for the Company to complete a business combination up to six times, each by an additional month, for an aggregate of six additional months (i.e. from May 5, 2023 to November 5, 2023) or such earlier date as determined by the Board of Directors, which we refer to as the "Extension Amendment Proposal." FOR AGAINST ABSTAIN 2. Adjournment Proposal Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the "Adjournment Proposal." FOR AGAINST ABSTAIN Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. * SPECIMEN * AC:ACCT9999 90.00

FORTUNE RISE ACQUISITION CORPORATION Special Meeting of Stockholders April 10, 2023 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 10, 2023: This notice of meeting and the accompanying proxy statement are available at http://www.viewproxy.com/FortuneRiseAcquisition/2023 DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated March 21, 2023 and Proxy Statement, dated March 21, 2023, in connection with the special meeting to be held at 10 a.m. Eastern Time on April 10, 2023 as a virtual meeting (the "Special Meeting") for the sole purpose of considering and voting upon the following proposals, and hereby appoints J. Richard Iler (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), AND "FOR" THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED. (Continued and to be marked, dated and signed on reverse side) TEST ISSUE REF 1999